    As filed with the Securities and Exchange Commission on October 29, 2001

                                                      Registration No. 333-

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                                ----------------

                                  ANTHEM, INC.
             (Exact name of Registrant as specified in its charter)

         Indiana                     6324                    35-2145715
     (State or other     (Primary Standard Industrial     (I.R.S. Employer
     jurisdiction of      Classification Code Number)  Identification Number)
    incorporation or
      organization)



                              120 Monument Circle
                          Indianapolis, Indiana 46204
                                 (317) 488-6000
  (Address, including zip code, and telephone number, including area code, of
                   Registrant's principal executive offices)

                                ----------------

                                 David R. Frick
                          Executive Vice President and
                     Chief Legal and Administrative Officer
                                  Anthem, Inc.
                              120 Monument Circle
                          Indianapolis, Indiana 46204
                                 (317) 488-6000
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                ----------------

                                   Copies to:
          Tibor D. Klopfer                      William D. Torchiana
          Baker & Daniels                       Sullivan & Cromwell
             Suite 2700                           125 Broad Street
     300 North Meridian Street                New York, New York 10004
    Indianapolis, Indiana 46204                    (212) 558-4000
           (317) 237-0300

                                ----------------

   Approximate date of commencement of proposed sale to the public: As soon as is practicable after the effective date of this registration statement.
   If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [_]
   If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-67714
   If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
   If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
   If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. [_]

                                ----------------

                        CALCULATION OF REGISTRATION FEE

--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
  Title of Each Class of Securities to be   Proposed Maximum Aggregate         Amount of
                Registered                   Offering Price(1)(2)(3)        Registration Fee
--------------------------------------------------------------------------------------------
Common Stock, $.01 par value..............         $285,200,000                 $71,300
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------

(1) Estimated solely for purposes of calculating the registration fee pursuant to Rule 457(o) under the Securities Act of 1933.
(2) A portion of the shares to be registered represents shares that are to be offered outside of the United States but that may be resold from time to time in the United States. Such shares are not being registered for the purpose of sales outside the United States.
(3) Represents the maximum aggregate offering price of additional shares being registered.

                                ----------------

   The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                         EXPLANATION AND INCORPORATION
                      OF CERTAIN INFORMATION BY REFERENCE

   This Registration Statement on Form S-1 is being filed with the Securities and Exchange Commission (the "Commission") by Anthem, Inc., an Indiana corporation (the "Company"), pursuant to Rule 462(b) under the Securities Act of 1933, as amended. This Registration Statement incorporates by reference the contents of the Company's Registration Statement on Form S-1 (Registration No. 333-67714) which was declared effective by the Commission on October 29, 2001 relating to the offering of shares of Common Stock of the Company with a maximum aggregate offering price of up to $1,702,000,000.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Indianapolis, State of Indiana, on the 29th day of October, 2001.

                                          Anthem, Inc.

                                                 /s/ Larry C. Glasscock
                                          By: _________________________________
                                                     Larry C. Glasscock
                                               President and Chief Executive
                                                          Officer

   Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              Signature                         Capacity                 Date
              ---------                         --------                 ----

      /s/ Larry C. Glasscock           President, Chief Executive  October 29, 2001
______________________________________  Officer and Director
          Larry C. Glasscock            (Principal Executive
                                        Officer)

       /s/ Michael L. Smith            Executive Vice President    October 29, 2001
______________________________________  and Chief Financial and
           Michael L. Smith             Accounting Officer
                                        (Principal Financial
                                        Officer and Principal
                                        Accounting Officer)

                  *                    Director                    October 29, 2001
______________________________________
             L. Ben Lytle

                  *                    Director                    October 29, 2001
______________________________________
            Susan B. Bayh

                  *                    Director                    October 29, 2001
______________________________________
           William B. Hart

              Signature                         Capacity                 Date
              ---------                         --------                 ----

                  *                    Director                    October 29, 2001
______________________________________
           Allan B. Hubbard

                  *                    Director                    October 29, 2001
______________________________________
            Victor S. Liss

                  *                    Director                    October 29, 2001
______________________________________
           William G. Mays

                  *                    Director                    October 29, 2001
______________________________________
        James W. McDowell, Jr.

                  *                    Director                    October 29, 2001
______________________________________
          B. LaRae Orullian

                  *                    Director                    October 29, 2001
______________________________________
    Senator Donald W. Riegle, Jr.

                  *                    Director                    October 29, 2001
______________________________________
           William J. Ryan

                  *                    Director                    October 29, 2001
______________________________________
       George A. Schaefer, Jr.

                  *                    Director                    October 29, 2001
______________________________________
       Dennis J. Sullivan, Jr.

       * By: /s/ David R. Frick

           Attorney-in-Fact

                               INDEX TO EXHIBITS

 Exhibit
 Number                                Document
 -------                               --------
  5      Opinion of Baker & Daniels
 23.1    Consent of Ernst & Young LLP
 23.2    Consent of Baker & Daniels (contained in Exhibit 5)
 23.3    Consent of Robert H. Dobson, FSA, MAAA, Dale S. Hagstrom, FSA, MAAA,
         Daniel J. McCarthy, FSA, MAAA, and Milliman USA, Inc.

                                      E-1